Exhibit 10.46.1

Securities Purchase Agreement

Smart Online, Inc.
2530 Meridian Parkway, 2nd Floor
Durham, NC 27713

The undersigned investor (the “Investor”) hereby confirms Investor’s agreement with Smart Online, Inc. (the “Company”) as follows:

1.    This Securities Purchase Agreement is made as of the date set forth below between the Company and the Investor.

2.    The Company has authorized the sale and issuance of up to 2,352,941 shares (the “Shares”) of the common stock of the Company, $0.001 par value per share (the “Common Stock”), and issue warrants, exercisable for a period of three (3) years after the date hereof, to purchase that number of shares of Common Stock equal to 50% of the Shares in the form of Exhibit “A” hereto (the “Warrants”) to certain investors in a private placement (the “Offering”).

The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor 1,568,627 Shares at a purchase price of $2.55 per Share, for an aggregate purchase price of $4,000,000 (the “Purchase Price”) and the Company will issue to the Investor a Warrant to purchase 784,314 shares of Common Stock at an exercise price of $3.00 per share, subject to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor in Exhibit “B”, certificates representing the Shares and Warrants purchased by the Investor will be registered in the Investor’s name and address as set forth below.

3.    The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three (3) years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company, and (c) it has no direct or indirect affiliation or association with any National Association of Securities Dealers, Inc. (“NASD”) member. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

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Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

MAGNETAR CAPITAL MASTER FUND, LTD By: Magnetar Financial LLC Its: Investment Manager ____________________ By: Doug Litowitz Its: Counsel Address: 1603 Orrington Avenue Evanston, IL 60201

AGREED AND ACCEPTED:

Smart Online, Inc.

By: ____________________________
Name:
Title:

Dated as of: February __, 2007

[SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]

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Annex I

Terms and Conditions for Purchase of Securities

1.    Agreement to Sell and Purchase the Securities; Subscription Date.

1.1    Purchase and Sale. At the Closing (as defined in Section 2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and subject to the conditions set forth herein, and at the Purchase Price, the number of Shares and Warrants described in paragraph 3 of the Securities Purchase Agreement attached hereto (collectively with this Annex I and the other exhibits attached hereto, this “Agreement,” and such Shares and Warrants, the “Securities”)).

1.2    Other Investors. As part of the Offering, the Company proposes to enter into Securities Purchase Agreements in the same form as this Agreement with certain other investors (the “Other Investors”), and the Company expects to complete sales of Securities to them. The Investor and the Other Investors are sometimes collectively referred to herein as the “Investors,” and this Agreement, the Registration Rights Agreement and the Securities Purchase Agreements executed by the Other Investors are sometimes collectively referred to herein as the “Agreements.” The Company may accept executed Agreements from Investors for the purchase of Securities commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and concluding upon the date (the “Subscription Date”) on which the Company has notified Canaccord Adams, Inc. (in its capacity as placement agent for the Securities, the “Placement Agent”) in writing that it will no longer accept Agreements for the purchase of Securities in the Offering, but in no event shall the Subscription Date be later than February 23, 2007. Each Investor must execute and deliver a Securities Purchase Agreement and a Registration Rights Agreement and must complete a Stock Certificate Questionnaire (in the form attached as Exhibit “A” hereto) and an Investor Questionnaire (in the form attached as Exhibit “B” hereto) in order to purchase Securities in the Offering. The Company and the Investor agree and acknowledge that each Investor individually negotiated the terms of the transactions contemplated hereby and are of the view that the Investors are not acting as a

“group” for purposes of Section 13(d) under the Securities Exchange Act of 1934 (the “Exchange Act”).

1.3    Placement Agent Fee. The Investor acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of Securities to the Investor from the proceeds of the Offering.

2.    Delivery of the Securities. The completion of the purchase and sale of the Securities (the “Closing”) shall occur on a date specified by the Company and the Placement Agent that is anticipated to be no later than February 23, 2007 (the “Closing Date”) and of which the Investors will be notified in advance by the Placement Agent. Within two business days of the Closing, the Company shall deliver to the Investor (1) one or more stock certificates representing the number of Shares set forth in paragraph 3 of the Securities Purchase Agreement and (2) one or more Warrants as set forth in paragraph 3 of the Securities Purchase Agreement, each such certificate to be registered and such Warrant to be issued in the name of the Investor or, if so indicated on the Stock Certificate Questionnaire, in the name of a nominee designated by the Investor. In exchange for the delivery of the subscription agreements, the Investor shall deliver the Purchase Price to the Placement Agent by wire transfer of immediately available funds pursuant to written instructions to be held in escrow pending closing of the Offering. On the Closing Date, the Company shall cause outside counsel to the Company to deliver to the Investors a legal opinion, dated the Closing Date, substantially in the form attached hereto as Exhibit “C” and its internal corporate counsel to deliver to the Investors a legal opinion, dated the Closing Date, substantially in the form attached hereto as Exhibit “D.”

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The Company’s obligation to issue and sell the Securities to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) prior receipt by the Company of an executed copy of this Securities Purchase Agreement; (b) completion of purchases and sales of Securities under the Agreements with the Other Investors; (c) the accuracy of the representations and warranties made by the Investor in this Agreement and the fulfillment of the obligations of the Investor to be fulfilled by it under this Agreement on or prior to the Closing; and (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby.

The Investor’s obligation to purchase the Securities shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) the completion of purchases and sales under the Agreements with the Other Investors for an aggregate purchase price along with the Investor of not less than Six Million Dollars ($6,000,000); (b) the delivery of the Legal Opinion to the Investor by counsel to the Company; (c) the accuracy of the representations and warranties made by the Company in this Agreement on the Closing Date; (c) the execution and delivery by the Company of the Registration Rights Agreement, (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby; and (e) the delivery to the Investor by the Secretary or Assistant Secretary of the Company of a certificate stating that the conditions specified in this paragraph have been fulfilled.

In the event that the Closing does not occur on or before the Closing Date as a result of the Company’s failure to satisfy any of the conditions set forth above (and such condition has not been waived by the Investor), the Company shall return any and all funds paid hereunder to the Investor no later than one Business Day following the Closing Date and the Investors shall have no further obligations hereunder. For purposes of this Agreement, “Business Day” shall mean any day other than a Saturday, Sunday or other day on which the New York Stock Exchange is permitted or required by law to close.

3.    Representations, Warranties and Covenants of the Company. Except as otherwise described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 (and any amendments thereto filed at least two (2) Business Days prior to the Closing Date), the Company’s Quarterly Reports on Form 10-Q for the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006 (and any amendments thereto filed at least two (2) Business Days prior to the Closing Date), the Company’s Proxy Statement for its 2006 Annual Meeting of Shareholders, and any of the Company’s Current Reports on Form 8-K filed since November 14, 2006 (and any amendments thereto filed at least two (2) Business Days prior to the Closing Date) (all collectively, the “SEC Reports”), the Company hereby represents and warrants to, and covenants with, the Investor as of the date hereof and the Closing Date, as follows:

3.1    Organization. The Company is duly incorporated and validly existing in good standing under the laws of the State of Delaware. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company and its subsidiaries as a whole or the business, financial condition, properties, operations or assets of the Company and its subsidiaries as a whole or the Company’s ability to perform its obligations under the Agreements in all material respects (“Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

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3.2    Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements. The execution and delivery of the Agreements, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action and no further action on the part of the Company or its Board of Directors or stockholders is required. The Agreements have been validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.3    No Conflict or Default. The execution and delivery of the Agreements, the issuance and sale of the Securities to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not: (A) result in a conflict with or constitute a material violation of, or material default (with the passage of time or otherwise) under, (i) any bond, debenture, note, loan agreement or other evidence of indebtedness, or any material lease, or contract to which the Company is a party or by which the Company or their respective properties are bound, (ii) the Certificate of Incorporation, by-laws or other organizational documents of the Company, as amended, or (iii) any law, administrative regulation, or existing order of any court or governmental agency, or other authority binding upon the Company or the Company’s respective properties; or, (B) result in the creation or imposition of any lien, encumbrance, claim, or security interest upon any of the material assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of the Agreements by the Company and the valid issuance or sale of the Securities by the Company pursuant to the Agreements, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

3.4    Capitalization. The outstanding capital stock of the Company is as described in the Company’s Quarterly Report on Form 10-Q for the three month period ending September 30, 2006 and the private placement memorandum dated January 29, 2007, as amended on January 30, 2007 (the “Memorandum”) provided to Investor. The Company has not made any material issuances of capital stock since August 21, 2006, other than pursuant to the purchase of shares under the Company’s employee stock option plan and the exercise of outstanding warrants or stock options, in each case as disclosed in the Memorandum or the SEC Reports, as well as the issuance of restricted shares to certain of its directors as part of its director compensation program. The Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor). The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with the registration requirements of federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. The Company owns one hundred percent of all of the outstanding capital stock of each of its subsidiaries, free and clear of all liens, claims and encumbrances. There are not (i) any outstanding preemptive rights, or (ii) any rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity

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interest in the Company not disclosed in the SEC Reports or Memorandum, or (iii) any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party that would provide for the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options not disclosed in the SEC Reports or the Memorandum. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

3.5    Legal Proceedings. There is no material legal or governmental proceeding pending, or to the knowledge of the Company, threatened, to which the Company is a party or of which the business or property of the Company is subject that is required to be disclosed and that is not so disclosed in the SEC Reports. Other than the information disclosed in the SEC Reports, the Company is not subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body.

3.6    No Violations. To the knowledge of the Company, it is not in violation of its Certificate of Incorporation, bylaws or other organizational documents, as amended. To the knowledge of the Company, it is not in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect. The Company is not in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound, which such default would have a Material Adverse Effect upon the Company.

3.7    Governmental Permits, Etc. The Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations is not reasonably likely to have a Material Adverse Effect.

3.8    Intellectual Property.

(a)    Except for matters which are not reasonably likely to have a Material Adverse Effect, (i) each of the Company has ownership of, or a license or other legal right to use, all patents, copyrights, trade secrets, trademarks, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company (collectively, “Intellectual Property”) and (ii) all of the Intellectual Property owned by the Company consisting of patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and/or such other jurisdictions.

(b)    Except for matters which are not reasonably likely to have a Material Adverse Effect, all material licenses or other material agreements under which (i) the Company employs rights in Intellectual Property, or (ii) the Company has granted rights to others in Intellectual Property owned or licensed by the Company are in full force and effect, and there is no default by the Company with respect thereto.

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(c)    The Company believes that it has taken all steps reasonably required in accordance with sound business practice and business judgment to establish and preserve the ownership of the Company’s material Intellectual Property.

(d)    Except for matters which are not reasonably likely to have a Material Adverse Effect, to the knowledge of the Company, (i) the present business, activities and products of the Company do not infringe any intellectual property of any other person; (ii) neither the Company is making unauthorized use of any confidential information or trade secrets of any person; and (iii) the activities of any of the employees of the Company, acting on behalf of the Company, do not materially violate any agreements or arrangements related to confidential information or trade secrets of third parties.

(e)    Except for matters which are not reasonably likely to have a Material Adverse Effect, and except as disclosed in the SEC Reports, no proceedings are pending, or to the knowledge of the Company, threatened, which challenge the rights of the Company to the use the Company’s Intellectual Property.

3.9    Financial Statements. The financial statements of the Company and the related notes contained in the SEC Reports present fairly and accurately in all material respects the financial position of the Company as of the dates therein indicated, and the results of its operations, cash flows and the changes in shareholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis at the times and throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

3.10        No Material Adverse Change. Except as disclosed in the SEC Reports or in any press releases issued by the Company at least two (2) Business Days prior to the Closing Date, there has not been (i) an event, circumstance or change that has had or is reasonably likely to have a Material Adverse Effect upon the Company, (ii) any obligation incurred by the Company that is material to the Company, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company which has had a Material Adverse Effect.

3.11        34 Act Registration. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act and the Company has taken no action intended to, or which to its knowledge could have the effect of, terminating the registration of the Common Stock under the Exchange Act. The principal United States market in which the Company’s common stock is quoted for trading is the Over-the-Counter Bulletin Board.

3.12        No Manipulation; Disclosure of Information. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares or of the shares of Common Stock underlying the Warrants. The Company has not disclosed any material non-public information to the Investors.

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3.13        Accountants. Sherb & Co., LLP, who expressed their opinion with respect to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 which are to be included in the Registration Statement (as defined in the Registration Rights Agreement) and the prospectus which forms a part thereof (the “Prospectus”), have advised the Company that they are, and to the knowledge of the Company they are, independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

3.14        Contracts. Except for matters which are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the SEC Reports that are material to the Company and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor, to the Company’s knowledge, any other party to such contracts is in breach of or default under any of such contracts.

3.15        Taxes. Except for tax matters which are not reasonably likely to have a Material Adverse Effect, each of the Company and each of its Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon.

3.16        Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

3.17        Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and will not be deemed an “investment company” as a result of the transactions contemplated by this Agreement.

3.18        Insurance. The Company maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

3.19        Offering Prohibitions. Neither the Company nor any person acting on its behalf or at its direction has in the past or will in the future take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer or sale of the Securities as contemplated by this Agreement within the provisions of Section 5 of the Securities Act.

3.20        Related Party Transactions. Other than described in the SEC Reports, to the knowledge of the Company, no transaction has occurred between or among the Company or any of its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that with the passage of time are reasonably likely be required to be disclosed pursuant to Section 13, 14 or 15(d) of the Exchange Act.

3.21        Books and Records. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the operations of, the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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4.    Representations, Warranties and Covenants of the Investor.

4.1    Investor Knowledge and Status. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision similar to that involved in the purchase of the Securities, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities; (ii) the Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act and is acquiring the number of Shares and Warrants set forth in paragraph 3 of the Securities Purchase Agreement in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting the Investor’s right to sell Securities pursuant to a Registration Statement filed under the Registration Rights Agreement or otherwise, or other than with respect to any claim arising out of a breach of this representation and warranty, the Investor’s right to indemnification under Section 3 of the Registration Rights Agreement); (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions in paragraph 4 of the Securities Purchase Agreement and the Investor Questionnaire attached hereto as Exhibit B for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company promptly of any change in any of such information until such time as the Investor has sold all of its Securities or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Securities set forth in paragraph 3 of the Securities Purchase Agreement, relied upon the representations and warranties of the Company contained herein and the information contained in the SEC Reports. The Investor understands that the issuance of the Securities to the Investor has not been registered under the Securities Act, or registered or qualified under any state securities law, in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations made by the Investor in this Agreement. To the best of the Investor’s knowledge, no person (including without limitation the Placement Agent) has been authorized by the Company to provide any representation that is inconsistent with or in addition to those contained herein or in the SEC Reports, and the Investor acknowledges that it has not received or relied on any such representations.

4.2    Transfer of Securities. The Investor agrees that it will not make any sale, transfer or other disposition of the Securities (a “Disposition”) other than Dispositions that are made pursuant to the Registration Statement in compliance with any applicable prospectus delivery requirements or that are exempt from registration under the Securities Act. Investor has not taken and will not take any action designed to or that might reasonably be expected to cause or result in manipulation of the price of the Common Stock to facilitate the subscription to, or the sale or resale of the Securities.

4.3    Power and Authority. The Investor represents and warrants to the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy,

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insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.4    Prohibited Transactions. During the thirty (30) days prior to the date hereof, no Investor nor any Affiliate of any Investor, foreign or domestic, has, directly or indirectly, effected or agreed to effect any “short sale” (as defined in Rule 200 under Regulation SHO), whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Company’s common stock, borrowed or pre-borrowed any shares of the Company’s Common Stock, or granted any other right (including, without limitation, any put or call option) with respect to the Company’s Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Company’s Common Stock or otherwise sought to hedge its position in the Shares and Warrants (each, a “Prohibited Transaction”).

4.5    No Investment, Tax or Legal Advice. The Investor understands that nothing in the SEC Reports, this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

4.6    Confidential Information. The parties acknowledge and agree that as of the date hereof and as of the Closing Date, the Company has not disclosed any material non-public information to the Investor.

4.7    Acknowledgments Regarding Placement Agent. The Investor acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the Offering of the Securities by the Company, and that the Placement Agent has made no representation or warranty whatsoever with respect to the accuracy or completeness of information, data or other related disclosure material that has been provided to the Investor. The Investor further acknowledges that in making its decision to enter into this Agreement and purchase the Securities, it has relied on its own examination of the Company and the terms of, and consequences of holding, the Securities. The Investor further acknowledges that the provisions of this Section 4.7 are for the benefit of, and may be enforced by, the Placement Agent. Investor has not received any general solicitation or advertising regarding the Offering and Investor has not been furnished with any oral or written representation or information in connection with the Offering.

4.8    Additional Acknowledgement. Investor has thoroughly reviewed and the SEC Reports and the Memorandum (the “Disclosure Documents”) prior to making this investment. Investor has been granted a reasonable time prior to the date hereof during which we have had the opportunity to obtain such additional information as Investor deems necessary to permit Investor to make an informed decision with respect to the purchase of the Common Stock. After examination of the SEC Reports and other information available, Investor is fully aware of the business prospects, financial condition, risks associated with investment and the operating history relating to the Company, and therefore in subscribing for the purchase of the Securities, Investor is not relying upon any information other than information contained in the Disclosure Documents. The Investor acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any Other Investor, and that it is not acting in concert with any Other Investor in making its purchase of the Securities hereunder. The Investor and, to its knowledge, the Company acknowledge that the Investors have not taken any actions that would deem the Investors to be members of a “group” for purposes of Section 13(d) of the Exchange Act.

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5.    Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor, and a party’s reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.

6.    Legends and Restrictions on Transfer. The certificate or certificates for the Shares (and any securities issued in respect of or exchange for the Shares) shall be subject to a legend or legends restricting transfer under the Securities Act and referring to restrictions on transfer herein, such legend to be substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”), AND APPROPRIATE EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES LAWS OF OTHER APPLICABLE JURISDICTIONS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE OF THE PROPOSED SALE OR TRANSFER WITH THE REGISTRATION REQUIREMENTS OF THE 1933 ACT OR EXEMPTION THEREFROM. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH BONA FIDE MARGIN TRANSACTIONS.

The Investor expressly agrees that any sale by the Investor of Shares pursuant to the Registration Statement shall be sold in a manner described under the caption “Plan of Distribution” in such Registration Statement and the Investor will deliver a copy of the Prospectus contained in the Registration Statement to the purchaser or purchasers, directly or through the Investor's broker, in connection with such sale, in each case in compliance with the requirements of the Securities Act and Exchange Act applicable to such sale. The Investor further agrees that the Shares shall only be sold while the Registration Statement is effective, unless another exemption from registration is available. On the basis of compliance by the Investor with the foregoing covenants, upon (a) effectiveness of the Registration Statement, (b) following any sale of such Shares pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company, (c) if such Shares become eligible for sale under Rule 144(k) (to the extent that the applicable Investor provides a certification or legal opinion to the Company to that effect), or (d) if such legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the SEC), the Company shall as soon as practicable (but not later than five business days after surrender of the legended certificates to the Company and notice of such surrender has been provided pursuant to Section 8 below) cause certificates evidencing the Shares previously issued to be replaced with certificates which do not bear the restrictive legends specified above in this Section 7, and all Shares subsequently issued shall not bear the restrictive legend specified above in this Section 7; provided that the Investor shall notify the Company promptly upon completion of the sale of all of its Shares. In the event that the Company does not comply with the requirements of the prior sentence within five business days after surrender of the legended certificates to the Company, and if on or after such date the Investor purchases (in an open market transaction or

Securities Purchase Agreement	Page 11 of 28

otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of shares of Common Stock issuable upon such exercise that the Investor anticipated receiving from the Company (a “Buy-In”), then the Company shall, within five business days after the Investor's request and in the Investor's discretion, either (i) pay cash to the Investor in an amount equal to the Investor's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company's obligation to deliver such certificates (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Investor a certificate or certificates representing such shares of Common Stock and pay cash to the Investor in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the closing bid price on the date of exercise. The Investor acknowledges that the removal of the restrictive legends from certificates representing Shares as provided in this Section 6 is predicated upon the Company’s reliance on the Investor’s compliance with its covenants in this Section 6.

7.    Registration of Shares; Public Statements.

7.1    In connection with the purchase and sale of the Shares by the Investors contemplated hereby, the Company has entered into a Registration Rights Agreement with each Investor providing for the filing by the Company of a Registration Statement on Form S-1 to enable the resale of the Shares by the Investors from time to time.

7.2    The Company agrees to disclose on a Current Report on Form 8-K the existence of the Offering and the material terms, thereof, including pricing, within four (4) Business Days after the Closing. The Company will not issue any public statement, press release or any other public disclosure listing the Investor as one of the purchasers of the Shares without the Investor’s prior review of the statement and prior consent thereto, except as may be required by applicable law or rules of any exchange on which the Company’s securities are listed.

8.    Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after timely delivery to such carrier, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

9.

(a)         if to the Company, to:

Smart Online, Inc
2530 Meridian Parkway, 2nd Floor
Durham, NC 27713
Attention: James Gayton, Corporate Counsel
Telephone:  (919) 765-5000

Securities Purchase Agreement	Page 12 of 28

with a copy to:.
Smith, Anderson, Blount, Dorsett,
Mitchell & Jernigan, LLP
2500 Wachovia Capitol Center
Raleigh, North Carolina 27602-2611
Attention: Margaret N. Rosenfeld
Telephone: (919) 821-6714

(b)         if to the Investor, at its address on the signature page to the Securities Purchase Agreement.

10.        Amendments; Waiver. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

11.        Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

12.        Entire Agreement; Severability. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

13.        Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law.

14.        Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

Securities Purchase Agreement	Page 13 of 28

Exhibit A

STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:

1. The exact name in which your Shares are to be registered (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:
2. If a nominee name is listed in response to item 1 above, the relationship between the Investor and such nominee:
3. The mailing address of the registered holder listed in response to item 1 above:
4. The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

A-1

Exhibit B

INVESTOR QUESTIONNAIRE

(All information will be treated confidentially)

To:  Smart Online, Inc.

The undersigned hereby acknowledges the following:

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.001 per share (the “Shares”), of Smart Online, Inc. (the “Company”) and of certain warrants to purchase shares of common stock, par value $0.001 per share, of the Company (the “Warrants,” and together with the Shares, the “Securities”). The Securities are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4 of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by the undersigned will be used in determining whether the undersigned meets such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. The undersigned’s answers will be kept strictly confidential. However, by signing this Questionnaire the undersigned will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that the undersigned otherwise satisfies the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. The undersigned shall print or type its responses and attach additional sheets of paper if necessary to complete its answers to any item.

A.    Background Information

Name:

Business Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: ( )

Residence Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: ( )
If an individual:

Age:______	Citizenship:__________	Where registered to vote:_________

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:_____________________________________________________________________________

State of formation:______________                          Date of formation:__________________________________

Social Security or Taxpayer Identification No.______________________________________________________

Send all correspondence to (check one):   ____ Residence Address                                         ____ Business Address

B.    Status as Accredited Investor

The undersigned is an “accredited investor” as such term is defined in Regulation D under the Securities Act, because at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

_____ (1)    a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;1

_____ (2)    a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____ (3)    an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

_____ (4)    a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s purchase of the Securities exceeds $1,000,000;

_____ (5)    a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

___________________
1 As used in this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by a professional appraiser. In determining income, the investor should add to the investor’s adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depreciation, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

_____ (6)    a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

_____ (7)    an entity in which all of the equity owners are accredited investors (as defined above).

C.    Representations

The undersigned hereby represents and warrants to the Company as follows:

1.    Any purchase of the Securities would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2.    The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Securities by the undersigned or any co-purchaser.

3.    There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4    The undersigned acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Securities Purchase Agreement to which this Questionnaire is attached) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Securities and Exchange Commission or until the Company has amended or supplemented such Prospectus. The undersigned is aware that, in such event, the Securities will not be subject to ready liquidation, and that any Securities purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned’s net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Securities.

5.    The undersigned has carefully considered the potential risks relating to the Company and a purchase of the Securities and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned’s entire investment. Among others, the undersigned has carefully considered each of the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and the SEC Reports referenced in the Securities Purchase Agreement.

6.    The following is a list of all states and other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned’s purchase of the Securities:

___________________________________________

___________________________________________

___________________________________________

The undersigned agrees to notify the Company in writing of any additional states or other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned’s purchase of the Securities.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire on February ___, 2007, and declares under oath that it is truthful and correct.

_______________________________ By: ___________________________ Its: ____________________________ ____________________ By: Its:

ACCEPTED ON BEHALF OF THE COMPANY:

SMART ONLINE, INC.	Shares Purchased: __________

BY:_________________________________	Warrants Purchased: __________
Name:
Title:	Dollar Amount Invested: $________

Date: February ___, 2007

Exhibit C

FORM OF OUTSIDE COUNSEL LEGAL OPINION

February [__], 2007

To: The Investors in Common Stock of Smart Online, Inc. Identified on Schedule 1 hereto

Ladies and Gentlemen:

We have acted as legal counsel for Smart Online, Inc., a Delaware corporation (the “Company”), in connection with the issuance of 2,352,941 shares (the “Shares”) of the Company’s Common Stock, $0.001 par value per share, pursuant to those certain Securities Purchase Agreements, dated as of February [__] 2007, including the annex and exhibits thereto (collectively, the “Agreement”), between the Company and the investors identified on Schedule 1 hereto (the “Investors”). This opinion is being delivered to you pursuant to Section 2 of the Agreement. Capitalized terms used herein are as defined in the Agreement unless otherwise specifically provided herein.

The phrases “to our knowledge” and “known to us” mean the conscious awareness by lawyers in the “primary lawyer group” of factual matters such lawyers recognize as being relevant to the opinion or confirmation so qualified, without independent investigation. “Primary lawyer group” means any lawyer in this firm (i) who signs this opinion letter, (ii) who is actively involved in negotiating or documenting the transaction or (iii) solely as to information relevant to a particular opinion or factual confirmation issue, who is primarily responsible for providing the response concerning the particular opinion or issue.

In connection with our opinions expressed below, we have assumed the authenticity of all records, documents, and instruments submitted to us as originals, the genuineness of all signatures (other than the signatures of the Company), the legal capacity of natural persons and the conformity to the originals of all records, documents and instruments submitted to us as copies. We have based our opinion only upon our review of the following records, documents and instruments, as well as a certificate of officers of the Company (the “Officers’ Certificate”) relating to factual matters (collectively, the “Documents”) and, in our judgment, such Documents constitute all records, documents and instruments that are necessary or appropriate to enable us to render the opinions expressed below:

(a)	the Agreement, including the annex and exhibits thereto;

(b)	the Registration Rights Agreement between the Company and the Investors, dated the date hereof (the “Registration Rights Agreement,” together with the Agreement, the “Transaction Agreements”);

(c)	the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”);

(d)	the Company’s Amended and Restated Bylaws (“Bylaws”);

(e)	Certificate of Good Standing of the Company, issued by the Secretary of State of Delaware, dated February 5, 2007;

(f)	Certificate of Authorization of the Company issued by the Secretary of State of North Carolina, dated February 6, 2007;

(g)	resolutions of the Board of Directors of the Company adopted at a meeting held on February 21, 2007.

The opinion expressed in Paragraph 1 below as to the incorporation, valid existence, and good standing of the Company under the laws of the State of Delaware is based solely on the Certificate of Good Standing of the Company identified in (e) above. The opinion expressed in Paragraph 8 below is based solely on the Officers’ Certificate. As to questions of fact bearing upon the other opinions set forth below, we have relied with your consent solely upon (1) our review of the Documents and (2) discussions with and information provided by management of the Company. We have not reviewed the files and records of the Company generally and have relied on the Company to provide us with the Documents for review.

Based upon and subject to the matters set forth above and to the additional limitations and qualifications set forth below, we are of the opinion that:

1.    The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware with the corporate power to conduct any lawful business activity. The Company has the corporate power to execute, deliver and perform the Agreement including, without limitation, the issuance and sale of the Shares.

2.    Each of the Agreement and the Registration Rights Agreement has been duly authorized by all requisite corporate action, executed and delivered by the Company. Each of the Agreement and the Registration Rights Agreement constitutes the valid and binding obligations of the Company, enforceable in accordance with their respective terms.

3.    The Shares have been duly authorized and, upon issuance, delivery and payment therefor as described in the Agreement, will be validly issued, fully paid and nonassessable.

4.    As of the date hereof, the authorized capital stock of the Company consists of __________________.

5.    The execution, delivery and performance of the Transaction Agreements and the issuance and sale of the Shares in accordance with the Agreement will not: (a) violate or conflict with, or result in a breach of or default under, the Certificate of Incorporation or Bylaws of the Company, or (b) violate any applicable federal or state law, rule, regulation law or order known to us of any court or other agency of government.

6.    To our knowledge, no consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the issue and sale of the Shares pursuant to the Agreement, except such as have been obtained or made and such as may be required under certain state and federal securities laws.

7.    The offer, sale, issuance and delivery of the Shares to the Investors, in the manner contemplated by the Agreement, are exempt from the registration requirements of the Securities Act, it being understood that no opinion is expressed as to any subsequent resale of such shares.

8.    We are not representing the Company in any pending litigation in which it is a named defendant, or in any litigation that is overtly threatened in writing against it by a potential claimant, that challenges the validity or enforceability of, or seeks to enjoin the performance of, the Agreement.

The foregoing opinions are subject to the following limitations and qualifications:

(a)    The foregoing opinions are subject to the effects of (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally, now or hereafter in effect, (ii) general principles of equity whether applied by a court of law or equity, and (iii) applicable laws and court decisions, now or hereafter in effect, that may limit or restrict the enforceability or availability of certain terms, provisions, rights or remedies contained in the Transaction Agreements.

(b)    We have assumed that the parties (other than the Company) to the Transaction Agreements have the requisite power and authority to enter into the Transaction Agreements; that the Transaction Agreements have been duly authorized, executed and delivered by each such party; and that the Transaction Agreements to which each is a party constitute the legal, valid and binding obligations of each such party, enforceable against each such party in accordance with their respective terms.

(c)    The opinions set forth herein are limited to matters governed by the General Corporation Law of the State of Delaware, laws of the State of North Carolina (as to paragraph 6) and United States federal laws (as to paragraphs 5 and 7), and no opinion is expressed herein as to the laws of any other jurisdiction, except to the extent set forth in paragraph 6. We express no opinion as to the enforceability of provisions of the Agreement concerning choice of forum or consent to the jurisdiction of courts, venue of actions or means of service of process. We express no opinion as to compliance by the Company with federal and state anti-fraud laws relating to the issuance and sale of securities. For purposes of our opinions, we have disregarded the choice of law provision in the Transaction Agreements and, instead, have assumed that the Transaction Agreements are governed exclusively by the internal, substantive laws and judicial interpretations of the State of North Carolina. We express no opinion concerning any matter respecting or affected by any laws other than the laws that a lawyer in North Carolina exercising customary professional diligence would reasonably recognize as being directly applicable to the Company, the transactions contemplated by Transaction Agreements or both.

(d)    With respect to the opinions expressed in paragraph 7, we bring to your attention that the availability of an exemption from the registration requirements of the Securities Act is dependent upon the existence of facts upon which the exemption being claimed is conditioned. In determining the availability of an exemption from registration for purposes of this opinion, we have assumed and relied upon without independent investigation: (i) the accuracy and completeness of the information provided by the Company to you in connection with such offer and sale and that such information did not include any misstatement of any material fact or omit to state any material fact whose omission would be misleading; (ii) the accuracy and completeness of the representations and warranties made by you in the Transaction Agreements; (iii) the consummation of the transactions in accordance with the Transaction Agreements; (iv) that the offer and sale of the Shares is not integrated with any other securities offering of the Company; (v) the Placement Agent’s compliance with applicable securities laws and regulations (including, without limitation, the requirements of Regulation D under the Securities Act); (vi) that the Company will timely file a Form D with the Securities and Exchange Commission and applicable state securities commissions and pay all required filing fees; and (vii) that no party to the Transaction Agreements will take or omit to take any action which would cause such offer or sale not to constitute an exempted transaction under the Securities Act.

(e)    We express no opinion as to the enforceability of the provisions of the Transaction Agreements (i) purporting to require a party thereto to pay or reimburse attorneys’ fees incurred by another party which provisions may be limited by applicable statutes and decisions relating to the collection and award of attorneys’ fees, or (ii) requiring waivers or amendments to be made only in writing.

(f)    With respect to the opinions expressed in paragraph 6 relating to state securities laws, we have examined the latest compilations that are available to us of the applicable securities, or “blue sky,” laws of California, Illinois, Massachusetts, New York, and North Carolina only, which are the states in which the Shares, to our knowledge, are being offered and sold on the Closing Date, and, in certain instances, the regulations issued thereunder, but we have not obtained special rulings of the securities commissions or other administrative bodies or officials charged with the administration of said laws, nor have we obtained opinions of local counsel. The interpretation and enforcement of such securities laws are subject to broad discretionary powers in the securities commissions or other administrative bodies or officials of many jurisdictions authorizing them, among other things, to withdraw the exempt status accorded to particular classes of, and certain transactions in, securities and to impose special requirements with respect to sale of any securities. We have advised the Company to take such actions as were, in our opinion, reasonably necessary, if any, to secure an exemption from such laws and regulations for such offer, issuance and sale.

(g)    We have assumed with your permission that the actions of the Company and its officers, directors and shareholders with respect to the Transaction Agreements and the transactions contemplated thereby comply with the applicable provisions and standards of Section 144 of the Delaware General Corporation Law.

In addition, we draw to your attention that under various reports and guidelines published by committees of the American Bar Association and the North Carolina Bar Association, and by the TriBar Opinion Committee, certain assumptions, qualifications and exceptions are implicit in opinions of lawyers.

This opinion is furnished to the Investors solely for their benefit in connection with the purchase of the Shares, and may not be relied upon by any other person or for any other purpose without our prior written consent in each instance.

We bring to your attention the fact that our legal opinions are expressions of professional judgment and are not a guarantee of a result.

Our opinion is as of the date hereof, and we do not undertake to advise you of matters that might come to our attention subsequent to the date hereof that may affect our legal opinions expressed herein.

Very truly yours,

SMITH, ANDERSON, BLOUNT, DORSETT,
MITCHELL & JERNIGAN, L.L.P.

Schedule 1

Investors

Herald Investments Management Ltd.
Magnetar Capital Master Fund, Ltd.

Exhibit D

FORM OF INTERNAL CORPORATE COUNSEL LEGAL OPINION

February [__], 2007

To: The Investors in Common Stock of Smart Online, Inc. Identified on Schedule 1 hereto

Ladies and Gentlemen:

I am the corporate legal counsel for Smart Online, Inc., a Delaware corporation (the “Company”) and am delivering this opinion to you in connection with the issuance of 2,352,941 shares (the “Shares”) of the Company’s Common Stock, $0.001 par value per share, pursuant to Section 2 of those certain Securities Purchase Agreements, dated as of February [__] 2007, including the annex and exhibits thereto (collectively, the “Agreement”), between the Company and the investors identified on Schedule 1 hereto (the “Investors”). Capitalized terms used herein are as defined in the Agreement unless otherwise specifically provided herein.

Based upon and subject to the matters set forth above and to the additional limitations and qualifications set forth below, I am of the opinion that the execution, delivery and performance of the Transaction Agreements and the issuance and sale of the Shares in accordance with the Agreement will not violate or conflict with, or constitute a default under any material agreement or instrument (limited, with your consent, to agreements filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and applicable rules and regulations) to which the Company is a party (the “Material Contracts”).

The foregoing opinion is subject to the following limitations and qualifications:

(a)    The foregoing opinion is subject to the effects of (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally, now or hereafter in effect, (ii) general principles of equity whether applied by a court of law or equity, and (iii) applicable laws and court decisions, now or hereafter in effect, that may limit or restrict the enforceability or availability of certain terms, provisions, rights or remedies contained in the Transaction Agreements, but which, in my opinion (subject to the other qualifications and exceptions stated elsewhere in this opinion), should not make them inadequate for the practical realization of the material benefits intended to be afforded to the parties thereby.

(b)    The Material Contracts are governed by various state laws. In rendering this opinion, I have assumed that all the Material Contracts are governed by the laws of the State of Washington. I express no opinion concerning any matter respecting or affected by any laws other than the laws that a lawyer in Washington exercising customary professional diligence would reasonably recognize as being directly applicable to the Company, the transactions contemplated by Transaction Agreements or both.

This opinion is furnished to the Investors solely for their benefit in connection with the purchase of the Shares, and may not be relied upon by any other person or for any other purpose without my prior written consent in each instance.

I bring to your attention the fact that this legal opinion is an expression of professional judgment and is not a guarantee of a result.

This opinion is as of the date hereof, and I do not undertake to advise you of matters that might come to my attention subsequent to the date hereof that may affect my legal opinion expressed herein.

Very truly yours,

James W. Gayton
Corporate Counsel

Schedule 1

Investors

Herald Investments Management Ltd.
Magnetar Capital Master Fund, Ltd.